                                                               May 13, 2005
                                                                  Supplement

[MORGAN STANLEY LOGO]
[GRAPHIC OMITTED]

              SUPPLEMENT DATED MAY 13, 2005 TO THE PROSPECTUS OF
                       MORGAN STANLEY PRIME INCOME TRUST
                             Dated January 28, 2005

     The Board of Trustees of the Trust has approved the Trust's use of various interest rate hedging and risk management transactions, as well as certain other changes to the Trust's investment policies. In connection with these changes, the revisions to the prospectus set forth below will take effect on
June 30, 2005.

     Effective June 30, 2005, the prospectus is hereby supplemented as follows:

     (1)   The second sentence of the third paragraph under the section titled
           "Prospectus Summary--Investment Objective and Policies" is hereby deleted and replaced with the following:

           The Trust may invest up to the remaining 20% of its total assets in cash or short-term high quality money market instruments and junior debt securities or securities with a lien on collateral that is lower than a senior claim on collateral (collectively, "junior debt securities"), and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral.

     (2)   The following subsection is added after the subsection titled
           "Prospectus Summary--Investment Objective and Policies":

           HEDGING AND RISK MANAGEMENT TRANSACTIONS. The Trust may also enter into various interest rate hedging and risk management transactions, including interest rate swaps, caps and floors, credit default swaps, financial futures and options, primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio.

     (3)   The following paragraphs are added after the third paragraph in the subsection titled "Prospectus Summary--Risk Factors":

           Junior debt securities have a subordinate claim on a Borrower's assets as compared to Senior Loans. As a result, the values of the junior debt securities generally are more dependent on the financial condition of a Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities, and may be more volatile than those of Senior Loans, thus increasing the volatility of the Trust's net asset value. Additionally, any investments in loans that are not secured by any specific collateral involve a greater risk of loss.

     (4)   The third sentence of the second paragraph under the section titled
           "Investment Objective and Policies" is hereby deleted and replaced with the following:

           The Trust may invest up to the remaining 20% of its total assets in cash or high quality debt securities and junior debt securities, and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral. The
           Trust's investments in high quality debt securities will have remaining maturities of one year or less, although it is anticipated that the high quality debt securities in which the Trust invests will normally have remaining maturities of 60 days or less.

     (5)   The following paragraph is added at the end of the section titled
           "Risk Factors":

           WARRANTS, EQUITY SECURITIES AND JUNIOR DEBT SECURITIES

           Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior
           Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Trust's net asset value. Additionally, any investments in loans that are not secured by any specific collateral involve a greater risk of loss.

     (6)   The paragraph under the sub-section titled "Investment
           Practices--Hedging and Risk Management Transactions" is hereby deleted and replaced with the following:

           The Trust may enter into various interest rate hedging and risk management transactions. The Trust expects to engage in such transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. In addition, with respect to fixed-income securities in the Trust's portfolio or to the extent an active secondary market develops in interests in Senior Loans in which the
           Trust may invest, the Trust may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Trust will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Trust's portfolio or obligations incurred by the
           Trust. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities. The Investment Adviser currently actively utilizes various hedging techniques in connection with its management of other fixed income portfolios, and the Trust believes that the Investment Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

           The Trust may enter into interest rate swaps, caps or floors.
           Interest rate swaps involve the exchange by the Trust with another party of their respective obligations to pay or receive interest,
           e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which payment obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

           In circumstances in which the Investment Adviser anticipates that interest rates will decline, the Trust might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Trust purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Trust's counterparty would pay the Trust amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the
           Trust would receive in respect of floating rate assets being hedged.
           In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Trust would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the financial instruments being hedged.

           The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the
           Investment Advisor's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if the Investment Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. For example, if the Trust had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Trust would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

           The Trust may also enter into credit default swap contracts in order to hedge against the risk of default of debt securities held in the
           Trust. As the buyer of a credit default swap contract, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party on the debt obligation. In return, the Fund agrees to pay to the counterparty a periodic stream of payments over the term of the contract.

           Any interest rate swaps entered into by the Trust would usually be done on a net basis, i.e., where the two parties make

           net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. If the Trust enters into a interest rate swap on other than a net basis, the Trust will maintain in a segregated account the full amount of the Trust's obligation under such swap. Inasmuch as any such hedging transactions entered into by the Trust will be for good-faith risk management purposes, the Investment Adviser and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its investment restrictions on borrowing. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid portfolio securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian.

           The Trust will not enter into interest rate swaps, caps, floors or credit default swaps if on a net basis the aggregate notional principal amount with respect to such transactions exceeds the net assets of the Trust. Thus, the Trust may enter into interest rate swaps, caps or floors with respect to its entire portfolio.

           These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make.
           If the other party to an interest rate swap defaults, the Trust's risk of loss consists of the net amount of interest payments that the
           Trust contractually is entitled to receive. The creditworthiness of firms with which the Trust enters into interest rate swaps, caps or floors will be monitored on an ongoing basis by the Investment
           Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Trust's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. In addition, a credit default swap involves the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Trust in the event of a default.

           The Trust also may invest in options and financial futures. Options and futures may be used to manage the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates. If the Trust invests in options and/or futures, its participation in these markets would subject the Trust's portfolio to certain risks. The Investment
           Adviser's predictions of movements in the direction of the bond or interest rate markets may be inaccurate, and the adverse consequences to the Trust (e.g., a reduction in the Trust's net asset value or a reduction in the amount of income available for distribution) may leave the Trust in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

     (7)   Appendix A is hereby deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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